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                                                                    Exhibit 23.1

              CONSENT OF PRICE WATERHOUSE LLP, INDEPENDENT AUDITORS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-78752, 33-90162 and 333-03426) of Odwalla, Inc. of our report dated October 21, 1996, except as to Note 16, which is as of December 11, 1996, appearing on page F-2 of this Form 10-K.

Price Waterhouse LLP

San Francisco, California
December 11, 1996